UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2007

Red Mile Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51055 (Commission File Number)	20-4441647 (IRS Employer Identification Number)

4000 Bridgeway, Suite 101
Sausilito, CA 94965
(Address of principal executive offices) (Zip Code)

(415) 339-4240
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On July 18, 2007, Red Mile Entertainment, Inc., a Delaware corporation (the “Registrant”), issued 1,872,600 units (the “Units”) at $2.50 per Unit with each Unit consisting of one share of the Registrant’s common stock, par value $.01 (the “Common Stock”), and 0.2 of one warrant, pursuant to an agency agreement with J.F. Mackie & Company, Ltd. (the “Agent”).

Pursuant to the terms of the agency agreement, the Agent facilitated the purchase of the Units to a total of 69 accredited investors for an aggregate amount of $4,681,500. Of the 69 investors, 67 are residents of Canada, one is a resident of the Bahamas and one is a resident of Argentina.

Each whole warrant entitles the holder of the warrant to acquire, for no additional consideration, one share of the Common Stock in the event that the Registrant does not complete by March 18, 2008 a liquidity transaction, as defined in the agency agreement with the Agent. The warrants will automatically be cancelled if the Registrant completes a liquidity transaction by March 18, 2008.

Additionally, upon the closing of the purchase of the Units, the convertible promissory notes issued by the Registrant on June 25 through June 27, 2007 with an aggregate principal amount of $2,400,000 automatically converted into 960,000 Units. In addition, the Registrant issued to the  former note holders warrants to purchase 480,000 shares of the Common Stock at $2.75 per share until July 18, 2009.

The Agent is an independent equity investment firm located in Calgary, Canada. Upon the closing of the transaction, the Registrant paid the Agent commissions of $403,890 and issued the Agent and its nominees broker’s warrants entitling it to purchase up to 215,408 shares of the Common Stock at $3.00 until July 18, 2009.

The Registrant intends to use the proceeds of the offering for development and marketing of its interactive game franchises and ongoing working capital requirements.

Separately, holders of more than 66 2/3% of the $8,244,000 principal amount of senior secured convertible debentures and $155,281 in accrued interest on the debentures issued by Red Mile in October and November 2006 voted by way of extraordinary resolution to cancel such debentures and to convert the principal and accrued interest amounts of their debentures into shares of the Common Stock at $2.50 per share, thereby resulting in the conversion of the full principal and interest amounts associated with all such debentures into 3,359,713 shares of the Common Stock.

All of the securities were issued in private placement transactions outside the United States to investors who are not “U.S. persons” pursuant to the exemption from registration provided by Regulation S under the Securities Act of 1933.

The foregoing description of the offerings is only a summary and is qualified in its entirety by reference to the following documents, all of which are filed as exhibits to this Current Report and are hereby incorporated by reference: (a) the form of warrant included in the Units; (b) the form of warrant issued upon conversion of the promissory notes; (c) the form of agent warrant; (d) the form of subscription agreement; (e) the agency agreement; and (f) the warrant indenture agreement.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements and Exhibits

    Not applicable.

(b)	Pro Forma Financial Information

    Not applicable.

(c)	Shell Company Transactions

    Not applicable.

(d)	Exhibits

Exhibit No.	Description
4.9	Form of warrant included in the Units
4.10	Form of warrant issued upon conversion of the promissory notes
4.11	Form of agent warrant
10.19	Form of subscription agreement for Units
10.20	Agency agreement
10.21	Warrant indenture agreement
99.1	Press release dated July 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

        RED MILE ENTERTAINMENT, INC.

Dated: July 23, 2007                                                                                     By:  /s/ Ben Zadik                                           .
       Name:  Ben Zadik
       Title: Chief Financial Officer